SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2002

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-B.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-02                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-B (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee. On June 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee Administrator under the Agreement referred to herein



Date:  July 2, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2002


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1     54,800,000.00      52,768,459.90     941,778.01      157,425.91     1,099,203.92    0.00     0.00       51,826,681.89
AF_2     31,000,000.00      31,000,000.00           0.00      115,914.17       115,914.17    0.00     0.00       31,000,000.00
AF_3     25,000,000.00      25,000,000.00           0.00      106,708.33       106,708.33    0.00     0.00       25,000,000.00
AF_4     31,800,000.00      31,800,000.00           0.00      156,244.00       156,244.00    0.00     0.00       31,800,000.00
AF_5      5,000,000.00       5,000,000.00           0.00       26,391.67        26,391.67    0.00     0.00        5,000,000.00
AF_6     16,317,000.00      16,317,000.00           0.00       80,361.23        80,361.23    0.00     0.00       16,317,000.00
MF_1     10,423,000.00      10,423,000.00           0.00       55,745.68        55,745.68    0.00     0.00       10,423,000.00
MF_2      9,000,000.00       9,000,000.00           0.00       51,705.00        51,705.00    0.00     0.00        9,000,000.00
BF        6,160,000.00       6,160,000.00           0.00       36,508.27        36,508.27    0.00     0.00        6,160,000.00
AV      191,470,000.00     188,893,149.78   2,514,063.26      308,525.48     2,822,588.74    0.00     0.00      186,379,086.52
MV_1     17,512,000.00      17,512,000.00           0.00       34,051.11        34,051.11    0.00     0.00       17,512,000.00
MV_2     12,843,000.00      12,843,000.00           0.00       29,867.11        29,867.11    0.00     0.00       12,843,000.00
BV       11,675,000.00      11,675,000.00           0.00       33,688.86        33,688.86    0.00     0.00       11,675,000.00
R                 0.00               0.00           0.00            0.00             0.00    0.00     0.00                0.00
TOTALS  423,000,000.00     418,391,609.68   3,455,841.27    1,193,136.82     4,648,978.09    0.00     0.00      414,935,768.41

AIO_1    48,000,000.00      45,000,000.00           0.00      225,000.00       225,000.00    0.00     0.00       41,000,000.00
AIO_2    56,000,000.00      52,000,000.00           0.00      260,000.00       260,000.00    0.00     0.00       48,000,000.00
X_IO          9,998.46           9,998.46           0.00    1,413,049.33     1,413,049.33    0.00     0.00            9,998.46

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      152314EU0      962.92810036    17.18573011    2.87273558     20.05846569          945.74237026      AF_1       3.580000 %
AF_2      152314EV8    1,000.00000000     0.00000000    3.73916677      3.73916677        1,000.00000000      AF_2       4.487000 %
AF_3      152314EW6    1,000.00000000     0.00000000    4.26833320      4.26833320        1,000.00000000      AF_3       5.122000 %
AF_4      152314EX4    1,000.00000000     0.00000000    4.91333333      4.91333333        1,000.00000000      AF_4       5.896000 %
AF_5      152314EY2    1,000.00000000     0.00000000    5.27833400      5.27833400        1,000.00000000      AF_5       6.334000 %
AF_6      152314EZ9    1,000.00000000     0.00000000    4.92500031      4.92500031        1,000.00000000      AF_6       5.910000 %
MF_1      152314FA3    1,000.00000000     0.00000000    5.34833349      5.34833349        1,000.00000000      MF_1       6.418000 %
MF_2      152314FB1    1,000.00000000     0.00000000    5.74500000      5.74500000        1,000.00000000      MF_2       6.894000 %
BF        152314FC9    1,000.00000000     0.00000000    5.92666721      5.92666721        1,000.00000000      BF         7.112000 %
AV        152314FD7      986.54175474    13.13032465    1.61135154     14.74167619          973.41143009      AV         2.100000 %
MV_1      152314FE5    1,000.00000000     0.00000000    1.94444438      1.94444438        1,000.00000000      MV_1       2.500000 %
MV_2      152314FF2    1,000.00000000     0.00000000    2.32555556      2.32555556        1,000.00000000      MV_2       2.990000 %
BV        152314FG0    1,000.00000000     0.00000000    2.88555546      2.88555546        1,000.00000000      BV         3.710000 %
TOTALS                   989.10546024     8.16983752    2.82065442     10.99049194          980.93562272

AIO_1     N/A            937.50000000     0.00000000    4.68750000      4.68750000          854.16666667      AIO_1      6.000000 %
AIO_2     N/A            928.57142857     0.00000000    4.64285714      4.64285714          857.14285714      AIO_2      6.000000 %
X_IO      N/A          1,000.00000000     0.00000000       ######          ######         1,000.00000000      X_IO       0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                         450 W. 33rd Street, 8th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3669
                              Fax: (212) 946-3916
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-




                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002

Sec. 7.09(ii)     Distributions Allocable to Principal
                  Group I
                  Scheduled Monthly Payments                                                                    196,487.26
                  Curtailments                                                                                   36,292.35
                  Prepayments in Full                                                                           708,993.40
                  Loans Repurchased by Seller                                                                         0.00
                  Substitution Amounts                                                                                0.00
                  Net Liquidation Proceeds                                                                            0.00
                  Subordination Increase Amount                                                                       0.00
                  Excess Overcollateralization Amount                                                                 0.00

                  Group II
                  Scheduled Monthly Payments                                                                   118,147.64
                  Curtailments                                                                                 108,136.44
                  Prepayments in Full                                                                        2,287,779.18
                  Loans Repurchased by Seller                                                                        0.00
                  Substitution Amounts                                                                               0.00
                  Net Liquidation Proceeds                                                                           0.00
                  Subordination Increase Amount                                                                      0.00
                  Excess Overcollateralization Amount                                                                0.00

Sec. 7.09(iv)     Class Interest Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(v)      Class Principal Carryover Shortfall
                  Group I Certificates
                  Class AF-1                                                                                          0.00
                  Class AF-2                                                                                          0.00
                  Class AF-3                                                                                          0.00
                  Class AF-4                                                                                          0.00
                  Class AF-5                                                                                          0.00
                  Class AF-6                                                                                          0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II Certificates
                  Class AV                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00


Sec. 7.09(vi)     Aggregate Loan Balance of Each Group
                  Group I Beginning Aggregate Loan Balance                                                            187,468,454.90
                  Group I Ending Aggregate Loan Balance                                                               186,526,681.89

                  Group II Beginning Aggregate Loan Balance                                                           230,923,149.78
                  Group II Ending Aggregate Loan Balance                                                              228,409,086.52

Sec. 7.09(vii)    Overcollateralization
                  Group I Overcollateralization Amount                                                                0.00
                  Group I Required Overcollateralization Amount                                                       0.00

                  Group II Overcollateralization Amount                                                               0.00
                  Group II Required Overcollateralization Amount                                                      0.00

Sec. 7.09(ix)     Substitution Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00
Sec. 7.09(ix)     Loan Purchase Price Amounts
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(x)      Weighted Average Net Coupon Rate
                  Group I                                                                                          8.8861 %
                  Group II                                                                                         8.8494 %

                                      -7-



                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002


Sec. 7.09(xi)     Monthly Interest Amount
                  Group I                                                                                      1,388,724.26
                  Group II                                                                                     1,703,451.63

Sec. 7.09(xiii)   Weighted Average Gross Margin - Group II Loans                                                    8.7856 %

Sec. 7.09(xiv)    Largest Loan Balance
                  Group I
                  Group II                                                                                       528,196.32
                                                                                                                 525,826.23
Sec. 7.09(xv)     Basic Principal Amount
                  Group I                                                                                        941,773.01
                  Group II                                                                                     2,514,063.26

Sec. 7.09(xvi)    Net Wac Cap Carryover
                  Group I                                                                                             0.00
                  Group II                                                                                            0.00

Sec. 7.09(xvi)    Net Wac Cap
                  Group I                                                                                           7.45 %
                  Group II                                                                                          8.03 %

Sec. 7.09(xix)    Applied Realized Loss Amounts
                  Group I                                                                                             0.00
                  Class MF-1                                                                                          0.00
                  Class MF-2                                                                                          0.00
                  Class BF                                                                                            0.00
                  Group II                                                                                            0.00
                  Class MV-1                                                                                          0.00
                  Class MV-2                                                                                          0.00
                  Class BV                                                                                            0.00

Sec. 7.09(b)(i)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                         Group 1
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                1 Month                          22              935,689.14                  0.50 %
                                2 Month                           3              149,496.26                  0.08 %
                                3 Month                           3              107,625.96                  0.06 %
                                Total                            28            1,192,811.36                  0.64 %

                                         Group 2
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                1 Month                          28            2,284,052.26                  1.00 %
                                2 Month                           5              600,694.28                  0.26 %
                                3 Month                           3              233,990.25                  0.10 %
                                 Total                           36            3,118,736.79                  1.36 %

                                      Group Totals
                                -----------------------------------------------
                                        Category              Number               Principal Balance      Percentage
                                1 Month                          50            3,219,741.40                  0.78 %
                                2 Month                           8              750,190.54                  0.18 %
                                3 Month                           6              341,616.21                  0.08 %
                                 Total                           64            4,311,548.15                  1.04 %


Sec. 7.09(b)(ii)  Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                 Group 1
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                   0.00 %

                                                 Group 2
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                  0.00 %

                                                Group Totals
                                         Number            Principal Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 7.09(b)(iii  Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                 Group 1
                                         Number            Principal Balance                Percentage
                                           4                209,573.83                 0.11 %

                                                 Group 2
                                         Number            Principal Balance                Percentage
                                           4                452,041.44                 0.20 %

                                                Group Totals
                                         Number            Principal Balance                Percentage
                                           8                661,615.27                 0.16 %


                                      -8-


                                       Centex Home Equity Loan Trust 2002-B
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2002


Sec. 7.09(b)(iii  Balloon Loans
                  Number of Balloon Loans                                              193.00
                  Balance of Balloon Loans                                      13,946,507.24

Sec. 7.09(b)(iv)  Number and Aggregate Principal Amounts of REO Loans

                                                Group 1

                                         Number              Principal Balance       Percentage
                                               0                    0.00                  0.00  %

                                                 Group 2

                                         Number              Principal Balance       Percentage
                                               1                218,700.00                 0.10 %

                                                Group Totals

                                         Number              Principal Balance       Percentage
                                               1                218,700.00                 0.05 %


Sec. 7.09(b)(v)   Book Value of REO Loans
                  Group I                                                                                   0.00
                  Group II                                                                            218,700.00

Sec. 7.09(b)(vi)  Realized Losses
                  Group I
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                5.00

                  Group II
                  Monthly Realized Losses                                                                   0.00
                  Cumulative Realized Losses                                                                0.00

Sec. 7.09(b)(vii  Net Liquidation Proceeds
                  Group I                                                                                   0.00
                  Group II                                                                                  0.00

Sec. 7.09(b)(vii  60+ Delinquency Percentage (Rolling Three Month)
                  Group I                                                                                 0.07 %
                  Group II                                                                                0.24 %

Sec. 7.09(b)(ix)  Cumulative Loss Percentage
                  Group I                                                                                 0.00 %
                  Group II                                                                                0.00 %

Sec. 7.09(b)(x)   Has a Trigger Event Occurred?
                  Group I                                                                                     NO
                  Group II                                                                                    NO

                  1-Month LIBOR for Current Distribution Date                                             1.84 %
